UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 27, 2013
Date of Report (Date of earliest event reported)

Rango Energy Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53253	20-8387017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 S. Zang Blvd., Suite 812 Dallas, TX	75208
(Address of principal executive offices)	(Zip Code)

(888) 224-6039
Registrant's telephone number, including area code

4651 Shell Road, Suite 140
Richmond, BC, Canada, V6X 3M3
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01        Entry into a Material Definitive Agreement.

On May 27, 2013, Rango Energy Inc. ("Rango") entered into a Drilling Participation Agreement (the "Agreement") with Hangtown Energy, Inc. ("Hangtown") to financially participate in the drilling of specific prospects located on Hangtown's oil and gas leasehold interests in the San Joaquin Valley and Ventura Basins in central California.

Pursuant to the Agreement, Rango will acquire working interests in three exploration/development projects covering over 12,000 acres of reserve potential. The three project areas include the Kettleman Middle Dome Project ("KMD"), the Elk Hills projects located in Kings and Kern Counties in the San Joaquin Valley, and the South Tapo Canyon project located near Los Angeles in Simi Valley. All three project areas are located within producing oil fields and Hangtown will be the operator of record for all of the projects.

Rango will provide 100% of the development costs for an initial program of two wells per project area, and will receive 100% of the production cash flow until payback is achieved. After payback, Rango's working interest will revert to 75% for the life of the six wells. Further to the initial development program, Rango and Hangtown Energy will continue to develop the project areas equally and jointly to maximize production at each site.

Rango's payment obligations for the first KMD well are as follows:

(i)       $580,000 on or before May 31, 2013;

(ii)      $580,000 on or before June 7, 2013; and

(iii)     payments in amounts invoiced by Hangtown, to be tendered to Hangtown within five business days of receipt of such invoices until the total well cost has been paid.

For all subsequent wells drilled in the initial well program, as well as any additional wells, Hangtown will submit to Rango an Authority for Expenditure ("AFE") or the total budget for a well 60 calendar days prior to spudding of the well, and Rango will remit to Hangtown its share of the total AFE costs as follows:

(i)       100% of the AFE for all wells in the initial well program; and

(ii)      Rango's pro rata share of its electable participation for any additional wells.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits
Exhibit No.	Description
10.1	Drilling Participation Agreement among Rango Energy Inc. and Hangtown Energy Inc., dated May 27, 2013.

__________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RANGO ENERGY INC.
DATE: May 30, 2013	/s/ Herminder Rai Herminder Rai CFO and a director

__________